EXHIBIT 10.1
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The use of “[***]” in this Exhibit indicates that a confidential portion has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 2 TO MERCHANDISING AGREEMENT
Dated: December 9, 2013

THIS AMENDMENT NO. 2 TO MERCHANDISING AGREEMENT (this “Amendment”) between (1) SEARS, ROEBUCK AND CO., a New York corporation (“SRC”), KMART CORPORATION, a Michigan corporation (“Kmart” and together with SRC, “Seller”), and (2) SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (“SHO”), SEARS AUTHORIZED HOMETOWN STORES, LLC, a Delaware limited liability company (“SAHS”), and SEARS OUTLET STORES, L.L.C., a Delaware limited liability company (“Outlet Co.” and together with SHO and SAHS, “Buyer”), and is retroactive to October 6, 2013 (the “Amendment Date”), and amends that certain Merchandising Agreement between Seller and Buyer dated August 8, 2012 (as amended, the “Agreement”). Capitalized terms used but not otherwise defined herein have the meanings ascribed to such terms in the Agreement.

WHEREAS, the parties have agreed to amend certain provisions of the Agreement as provided for below.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants and other good and valuable consideration contained herein, the parties agree as follows:

1.	Amendments. The Agreement shall be modified as set forth below:

a.Invoice Prices for DRM. Appendix 4(b)(i) (Invoice Prices for DRM) to the Agreement is amended and restated as of the Amendment Date as set forth in Attachment #1 hereto. Further, Seller agrees to waive the approximately $4.35 million dollars in warranty charges on DRM and the parties’ dispute of whether the Invoice Price for DRM already excluded freight charges, in each case, contested by SHO prior to the Amendment Date.

b.MOS Sears Apparel.

i.15% Cap On Damaged Sears Apparel. Appendix 4(c)(ii) (MOS Categories and Initial MOS Invoice Prices) of the Agreement is amended and restated as of the Amendment Date as set forth on Attachment #2 hereto. Buyer will, within 5 days of execution of this Amendment, pay Seller $1 million and Seller waives the remaining approximately $1.3 million in charges that Buyer has withheld prior to the Amendment Date related to the disputed damaged (Blue Label) items in Sears MOS (as defined below).

ii.1 Year Extension of Fixed Pricing for Sears MOS (Apparel). Section 4(c)(ii) (MOS Invoice Prices; Negotiated Price Changes) of the Agreement is amended by adding at the end of that Section the following:

“Notwithstanding the above, for Sears MOS the fixed price period is extended for one additional year (for a total of 4 years from the Effective Date) at the invoice prices set forth in Appendix 4(c)(ii).”

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c.Modification of Vendor Subsidies. As of the Amendment Date, the parties agree that Section 8(a) (Vendor Subsidies), is amended by adding the following at the end of such Section:

“Notwithstanding the above, for each vendor from whom Seller only purchases products for resale to SHO (each a “SHO Unique Vendor”), then, in each such instance, Seller’s purchases from the SHO Unique Vendor shall be excluded from the calculation (numerator and denominator) of the Subsidy Pro Rata Share.”

d.HTS Store Restrictions.

i.
Seller agrees to drop its objections to the following 4 stores (collectively the “No-EBITDA Stores”): Austin, TX, Plano, TX, Los Angeles (Hawthorn)), CA, and Murray, UT stores (and Buyer will not be obligated to pay any of its EBITDA on these locations under Section 9(b)(i)(C)). Buyer agrees that the stores extinguish Buyer’s right to open two new stores (Los Angles (Item #8) and West Plano (Item #84)) provided for on Appendix 9(b)(i)(A) to the Agreement. Seller also agrees to drop its objections to the following 5 stores: Westlake, OH, Overland Park, KS, Southfield, MI, Grand Prairie, TX and Louisville, KY locations, and for each of the five stores Buyer agrees that Buyer is obligated to pay Seller annually 30% of the store’s annual EBITDA, if any, for the first five of Buyer’s fiscal years that the store is open for business.

ii.    Section 9(b)(i)(B) is amended and restated as of the Amendment Date as follows:

“(B)    The New HTS Store or other new store (other than a No-EBITDA Stores) is at least eight miles (using the most logical driving route) from all existing Seller-owned or operated full-line stores branded with the name “Sears” and the New HTS Store or other new store is at least two miles (using the most logical driving route) from the Kmart locations set forth on Appendix #3 (Kmart Locations) (collectively the “Sears Stores”),”

iii.    Section 9(b)(i)(C) is amended and restated as follows:

“(C)    The New HTS Store or other new store (other than a No-EBITDA Stores) is between five miles and eight miles (using the most logical driving route) from all existing Sears Stores (each an “EBITDA Store”) and Buyer has requested (in advance of committing to such location), and received Seller’s prior written approval (which approval will not be unreasonably withheld or delayed). For each EBITDA Store, Buyer will pay Seller annually 30% of the new EBITDA Store’s annual EBITDA, if any, for the first five of Buyer’s fiscal years that the new EBITDA Store is open for business, or”

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e.Outlet Store Restrictions. As of the Amendment Date, Section 9(b)(ii) (Sears Outlet Stores) is amended and restated as follows:

“(ii)    Sears Outlet Stores. Buyer and its Affiliates may continue to own and operate all Sears Outlet Stores owned and operated on the Effective Date without restriction. Buyer may open, own, and operate after the Effective Date new Sears Outlet Stores without restriction, except that on and after October 31, 2013 Buyer and its Affiliates will not sell and Buyer and its Affiliates will not authorize third parties (e.g., dealers, franchisees) to sell “New Products” at any Sears Outlet Store that is: (a) acquired by SHO after October 31, 2013 or subject to a lease executed after October 31, 2013 (other than the renewal or extension of a lease if the lease was executed on or before October 31, 2013 and other than a lease or sublease by SHO to a SHO dealer or franchisee); and (b) within two miles (using the most logical driving route) of an operating Sears Store . “New Products” means home appliance products, patio products and Craftsman lawn and garden products that are, in each case, new and in box and are a current model (not obsolete); however a model designated in writing as discontinued by the manufacturer (or in the case of Kenmore, by SHMC or its Affiliates), shall not be a “New Product”.”

f.Notice Provisions. As of the Amendment Date, a new Section 9(b)(iii) (New SHO Location Notice) is added as follows:

“(iii) Buyer will, within five (5) Business Days of the beginning of each month, notify Seller in writing of any new locations Buyer intends to open during the month. In addition, Buyer will notify Seller in writing (at least 5 days prior to signing a lease for such location) of any: (i) New HTS Store locations that are within 9 miles (using the most logical driving distance) of a Sears Store, and (ii) new Sears Outlet Store locations that are that are within 3 miles of a Sears Store (using the most logical driving distance). ”

g.Craftsman Lifetime Warranty Exchange. The parties agree that:

iv.    Buyer will, within 5 days of execution of this Amendment, pay Seller $1 million with respect to charges that Buyer has withheld prior to the Amendment Date related to the Craftsman lifetime warranty exchange;

v.    Seller waives approximately $2.3 million dollars in charges that Buyer has withheld prior to the Amendment Date related to the Craftsman lifetime warranty exchange;

vi.    as of the Amendment Date, Section 10(b)(ii) is amended and restated in its entirety as follows:

“(ii)    Non-Repairable Products. For each Product that (A) a customer returns to Buyer for the reason that the Product is defective, (B) the returned Product is covered by a Warranty, and (C) Buyer, in Good Faith, determines

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is not repairable, Buyer, at its sole expense and using commercially reasonable arrangements determined by Seller, will replace the Product for the customer and dispose of the Product. For each HTS Product that Seller replaces in Good Faith pursuant to and in accordance with Seller’s “Craftsman lifetime warranty exchange” (or any successor lifetime program Seller offers on Craftsman products, each a “CLW Replacement Product”) Buyer will be entitled to a credit equal to the HTS Invoice Price paid by Buyer to Seller for the CLW Replacement Product Buyer provided to its customer. Except for as noted above, the CLW Replacement Product credit does not apply to any Products that is not a CLW Replacement Product; regardless of whether such Product is warranted by Seller or not.”

and

vii.    effective February 2nd, 2014, the following language is added at the end of Section 10(b)(ii):

“In addition to all other amounts due under the Agreement, for each HTS Product subject to Seller’s “Craftsman lifetime warranty exchange” (or any successor lifetime program Seller offers on Craftsman products) Buyer will separately pay Seller, via a separate payment at the time of its purchase, an additional *** percent (***%) on top of the invoice price charged to Buyer for such products (the “Lifetime Warranty Charge”). For example, if a particular socket set (which was subject to the Seller’s “Craftsman lifetime warranty exchange,”) was bought by Buyer at an invoice price of $10, then Buyer will pay Seller an additional $*** for such product. Seller will, once per month, rebate to Buyer the Lifetime Warranty Charge paid by Buyer to Seller on the CLW Replacement Product provided by Seller to its customers during the previous month.”

h.Hometown Balance of Sale Rebate. As of the Amendment Date, Section II (KENMORE ROYALTY CREDIT) of Appendix 5(a) (Royalty Rates; Kenmore Royalty Credits) of the Agreement is deleted in its entirety and replaced with the following. For clarity the parties’ note that the revised Kenmore Royalty Credit language below will only be used for the final fiscal quarter of 2013.

“II.    “KENMORE ROYALTY CREDIT

1.	Select Definitions
“Buyer’s Balance of Sales in the Home Appliance Category” means a fraction, expressed as a decimal, (i) the numerator of which is Buyer’s Net Sales during a Buyer fiscal quarter of HTS Products at Sears Hometown Stores and Sears Home Appliance Showrooms formats in the Home Appliance Category that are Kenmore-Branded Products, and (ii) the denominator of which is Buyer’s Net Sales during the fiscal quarter of HTS Products sold at

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The use of “[***]” in this Exhibit indicates that a confidential portion has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

Sears Hometown Stores and Sears Home Appliance Showrooms formats in the Home Appliance Category (regardless of brand). Buyer’s Net Sales at Sears Hardware Stores and Sears Outlet stores do not factor into the calculation of Buyer’s Balance of Sales in the Home Appliance Category and such sales are not subject to the Kenmore Royalty Credit.
The “Home Appliance Category” means the following product categories:

Cooking & Cleanup—Division 22
Laundry—Division 26
Air & Water Appliances—Division 42
Food Storage—Division 46
Floorcare/Sewing—Division 20
Home Environment—Division 32

2.	Calculation of Kenmore Royalty Credit
The “Kenmore Royalty Credit” will be determined by Seller by reducing the Royalties on the incremental sales that result in a change to Buyer’s Balance of Sales in the Home Appliance Category in accordance with the following:

Buyer’s Balance of Sales in the Home Appliance Category	63.2% and below	63.2% to 64.99%	65.0% to 69.99%	70.0& to 74.99%	75.0% and over
Royalty Rates
Royalty on Step Incremental Sales	***%	***%	***%	***%	***%
                      (No Reduction)
For clarity, the parties note that each tier of HTS Product sales is subject to its own reduced royalty rate.

Example 1. Buyer’s Net Sales during the quarter of HTS Products at Sears Hometown Stores and Sears Appliance Showroom formats in the Home Appliance Category is equal to $250,000,000. Buyer’s Net Sales during the quarter of HTS Products that were branded Kenmore Branded Products at Sears Hometown Stores and Sears Home Appliance Showroom formats in the Home Appliance Category is equal to $200,000,000, for a total Buyer’s Balance of Sales in the Home Appliance Category of 80.0%.

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$ millions
Total applicable Sales	$250.00
Kenmore BOS	63.2% and below	63.2% to 65.00%	65.0% to 70.00%	70.0& to 75.00%	Over 75.0%	Total
Kenmore Sales	$158.00	$4.50	$12.50	$12.50	$12.50	$200.00

Kenmore Base Royalty (% Kenmore Sales)	***%	***%	***%	***%	***%
Kenmore Base Royalty $	$***	$***	$***	$***	$***	$***

Kenmore Royalty Credit %	***%	***%	***%	***%	***%
Kenmore Royalty Credit $	$***	$***	$***	$***	$***	$***

Kenmore Net Royalty %	***%	***%	***%	***%	***%
Kenmore Net Royalty $	$***	$***	$***	$***	$***	$***

Example 2. Buyer’s Net Sales during the quarter of HTS Products at Sears Hometown Stores and Sears Appliance Showroom formats in the Home Appliance Category is equal to $300,000,000. Buyer’s Net Sales during the quarter of HTS Products that are Kenmore Branded Products at Sears Hometown Stores and Sears Appliance Showroom formats in the Home Appliance Category is equal to $200,000,000, for a total Buyer’s Balance of Sales in the Home Appliance Category of 66.7%.

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$ millions
Total HST Sales	$300.00
Kenmore BOS	63.2% and below	63.2% to 64.99%	65.0% to 69.99%	70.0& to 74.99%	75.0% and over	Total
Kenmore Sales	$189.60	$5.40	$5.10	$0.00	$0.00	$200.00

Kenmore Base Royalty (% Kenmore Sales)	***%	***%	***%	***%	***%
Kenmore Base Royalty $	$***	$***	$***	$***	$***	$***

Kenmore Royalty Credit %	***%	***%	***%	***%	***%
Kenmore Royalty Credit $	$***	$***	$***	$***	$***	$***

Kenmore Net Royalty %	***%	***%	***%	***%	***%
Kenmore Net Royalty $	$7.39	$0.14	$0.10	$0.00	$0.00	$7.63

3.Balance of Floor Requirement. In addition to the other requirements set forth in the Agreement, in order for Buyer to be eligible for the Kenmore Royalty Credit, in a particular fiscal quarter no less than 45% of all floor space dedicated to products in the Home Appliance Category must be dedicated to Kenmore Branded Products.”
i.Average Aggregate Minimum Commission. As of the Amendment Date, the Average Aggregate Minimum Commission section of Appendix 5(d) of the Agreement is deleted in its entirety and replaced with the following:

“The “Aggregate Average Minimum Commission Rate” on Kenmore-Branded Products in the Home Appliance Category means a commission rate that is not less than *** basis points higher than the average aggregate merchandise commission rate paid by Buyer to owners of Sears Hometown Stores and Franchisees with respect to sales of non-Kenmore-Branded Products in the Home Appliance Category calculated based on Buyer’s customary methods of calculating commission rates payable to owners of Sears Hometown Stores and to Franchisees.”

2.
SHC’S SOLE OBLIGATION. Sears Holding Corporation (“SHC”) is signing this Amendment’s pursuant to Section 21 (SHC’S Sole Obligation) of the Agreement. SHC signature does not expanded SHC obligations under the Agreement.

3.
Condition Precedent. It is a condition precedent to the effectiveness of this Amendment that the parties (or their Affiliates, as applicable) also execute: (a) that certain Amendment No. 1 to Separation Agreement, (b) that certain Amendment No. 1 to Services Agreement,

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(c) that certain Amendment No. 1 to Store License Agreement (Outlet), and (d) that certain Supplemental Agreement.

4.
No Other Amendments. Except as expressly amended herein, the Agreement shall continue in full force and effect, in accordance with its terms, without any waiver, amendment or other modification of any provision thereof, including the parties’ choice of Illinois law (pursuant to Section 22.(s) of the Agreement) which also applies to this Amendment.

Signature Page Follows

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date set forth below by their respective officers thereunto duly authorized.

SEARS, ROEBUCK AND CO. KMART CORPORATION By: Sears Holdings Management Corporation, their agent By: /s/ RONALD BOIRE Name: Ronald Boire Title: Executive Vice President Date: December 9, 2013	SEARS HOMETOWN AND OUTLET STORES, INC. By: /s/ W.BRUCE JOHNSON W. Bruce Johnson Chief Executive Officer and President Date: December 9, 2013
SEARS HOLDINGS CORPORATION By: /s/ RONALD BOIRE Name: Ronald Boire Title: Executive Vice President Date: December 9, 2013	SEARS AUTHORIZED HOMETOWN STORES, LLC By: /s/ W.BRUCE JOHNSON W. Bruce Johnson President December 9, 2013
SEARS OUTLET STORES, L.L.C. By: /s/ W.BRUCE JOHNSON W. Bruce Johnson President December 9, 2013

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Attachment #1
Appendix 4(b)(i)
Invoice Prices for DRM
Effective 10/6/13
The Outlet Invoice Prices for DRM are described on the following table; provided that for all DRM that are No-Vendor Warranty Products, in addition to the amount set forth below, Buyer shall pay Seller (as part of the Invoice Price) an additional *** percent (***%) of such DRM’s DOS Cost. For example, if a particular lawn mower that was a No-Vendor Warranty Product was purchased by Buyer on November 1st, 2013 and that product had a $100 DOS Cost, then Buyer would pay Seller $40 for such product, plus $*** (for a total Invoice Price of $***). Buyer is responsible for carriage only from Seller’s MDOs to the Sears Outlet Stores. As used herein, “DOS Cost” means the cost shown in Seller’s Distribution Operations System, or such replacement system as Seller may utilize from time to time.
Table A—For All Outlet Products

Description and Seller Division	Percentage Off Seller’s DOS Cost

Furniture-In Store (Div 001)	***%
Sporting Goods (Div 006)	***%
Housewares (Div 008)	***%
Tools (Div 009)	***%
Floorcare, Sewing (Div 020)	***%
Cooking And Cleanup (Div 022)	***%
Laundry (Div 026)	***%
Plumbing & Heating (Div 042)	***%
Food Storage (Div 046)	***%
Baby Furniture – Children’s Hardlines	***%
Audio/Visual (Div 057)	***%
Lawn, Garden, Patio (Div 071)	***%
Mattresses (Div 082)	***%

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Attachment #2
Appendix 4(c)(ii)
MOS Categories and Initial MOS Invoice Prices
Effective 10/6/13

The categories of MOS that Seller will sell, and Buyer will purchase, in accordance with, and subject to, Section 4(b) of the Merchandising Agreement to which this Appendix 4(c)(ii) is attached and forms a part are described in the table below in the column labeled “Source and Merchandise Description.” The invoice prices for MOS for the first three 12-month periods during the Initial Term will be the sum of (1) the applicable amounts listed in the following table in the column labeled “Base Price” plus (2) at the end of each of the first three years of the Term, an additional amount equal to ***% of Buyer’s ***, if any, with respect to MOS sold by Buyer, which amount (if any) Buyer will pay on or before the 45th day after the end of Buyer’s fiscal year. Buyer is responsible for carriage only from Seller’s CRC’s to the Sears Outlet Stores.

Source and Merchandise Description	Base Price
Kmart —all items in all categories of MOS, including all product sold by Kmart.com that is returned to Kmart stores.	Per pallet $***
Lands’ End —all items in all categories of MOS (Apparel) and all items in all categories of MOS shoes, including all product sold by LandsEnd.com that is returned to Sears stores.	Per item $*** Per item $***
Sears, Roebuck and Co. (including Sears.com)—all items in all categories of MOS (Apparel), including all product sold by Sears.com that is returned to Sears stores. *	Per item $***
*Commencing October 6, 2013, in the event in a particular month’s deliveries of MOS (Apparel) from Sears, Roebuck and Co. (including Sears.com) (collectively, “Sears MOS”), the amount of damaged/defective (Blue Label) product exceeds 15% of the items delivered in such month (the “Sears MOS Cap”), then Buyer will not be charged anything for each damaged/defective (Blue Label) item in excess of the Sears MOS Cap. Buyer shall be liable for payment for the $***per item charge for each item of damaged/defective (Blue Label) product at or below the monthly Sears MOS Cap threshold. If Buyer identifies that an item is damaged/defective Buyer will use commercially reasonable efforts to ensure that such items are only scraped or recycled; Buyer will use commercially reasonable efforts to ensure that all damaged/defective it identifies are not sold by Buyer (directly or indirectly) to consumers; provided that Buyer may sell such MOS Products to liquidators as long as Buyer complies with Section 12(a)(iii)(B)(5). Seller will include on each invoice for Sears MOS the total number of items in each shipment and the total number of damaged/defective (Blue Label) items. If Buyer disputes the amount of damaged/defective (Blue Label) product, Buyer must promptly notify Seller in writing, and hold the damaged/defective products that Buyer has identified at its location for a minimum of fourteen (14) days after Buyer presents its claims for rejected units to Seller (so that Seller may review such products/claims); after which time the damaged/defective Products shall be scrapped or recycled by Buyer (including selling to liquidators), and Buyer will use commercially reasonable efforts to ensure that none of such damaged/defective (Blue Label) product is sold by Buyer (directly or indirectly) to consumers; provided that Buyer

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may sell such MOS Products to liquidators as long as Buyer complies with Section 12(a)(iii)(B)(5). Seller will promptly notify Buyer of any change to which items Seller classifies as damaged/defective (Blue Label) product that Seller is selling to Buyer and Buyer is free to contest any such change which Buyer in Good Faith believes will significantly decrease Buyer’s return on Sears MOS.

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Attachment #3

Kmart Locations

Store #	Location	Address	City	State	Country
1992	TAMUNING - D	404 N MARINE CORPS DR	TAMUNING	GU	Guam
2151	ST CROIX - D	93A ESTATE DIAMOND	ST CROIX	VI	US Virgin Islands
2270	HOMEWOOD - D	17550 HALSTEAD	HOMEWOOD	IL	USA
9016	ST THOMAS - D	CHARLOTTE AMALIE	ST THOMAS	VI	US Virgin Islands
2725	LIHUE – D	4303 NAWILIWILI RD	LIHUE	HI	USA
1420	BIG BEAR LAKE - D	42126 BIG BEAR LAKE	BIG BEAR LAKE	CA	USA
5205	BRIDGEHAMPTON - D	2044 MONTAUK HWY	BRIDGEHAMPTON	NY	USA
5078	KEARNY - D	200 PASSAIC AVE	KEARNY	NJ	USA
5170	LAS VEGAS - D	5051 E BONANZA RD	LAS VEGAS	NV	USA
2573	PASSAIC - D	24 34 BARBOUR AVENUE	PASSAIC	NJ	USA

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